Exhibit 99.5

BB&T Lending Group

Driving Superior Quality, Profitability and Growth

Investor Conference

February 11, 2009

Objectives

Demonstrate long term superior credit performance by BB&T based upon well defined “points of differentiation”
Address key concerns regarding BB&T’s current portfolio through increased disclosure
Real Estate
Other (non-real estate) segments
Provide outlook for performance in 2009 and beyond, including risks presented by the economy and housing markets

Key Messages

Strategy, structure and process do matter
BB&T’s lending strategy enhances performance
Lending Group’s unique organizational structure and functions add value
Superior balance of credit quality, profitability and growth for many years
Geography, product, channel and granularity advantages mitigate but don’t eliminate challenges in Single Family Residential Real Estate segments
Non-Real Estate (RE) segments fundamentally sound despite negative cyclical trends and some exposure to markets with severe housing problems
Real estate exposure is manageable under a range of realistic scenarios
Seeing high quality production, rational spreads in non-RE segments
Continuing to leverage BB&T’s legacy risk management strengths to manage through the cycle and achieve superior long term performance

Today’s Agenda

Strategy, Organizational Structure and Lending Process
BB&T’s Long Term Lending Strategy
Lending Group Structure and Functions
Lending Process: Strategy, Transaction Management, Portfolio Management
Peer Comparisons
Portfolio Review
Current Performance – Total Portfolio
Non-Real Estate Segment Dashboards
Real Estate Segment Dashboards
2009 Outlook
Summary
Q & A

Strategy and Structure

BB&T’s Long Term Lending Strategy

Strategy	Execution	Portfolio Results
• Corporate values drive strategy	• Select clients that identify with	• Lower risk; broader, deeper and
	“value” promise	more profitable relationships

• Relationship focused	• Target market = prime credit	• Very little sub-prime exposure
	• Originate to hold	• Work through problems vs. quick
charge-off

• Compete on value, not price	• Maintain risk-based pricing	• Better risk-adjusted returns (vs.
	discipline	peers)

• Serve local communities in	• Target market = local	• In footprint portfolio
Southeast	• Branch based delivery	• High % direct origination loans

• Deliver sustainable, predictable	• Intense focus on transaction risk	• Very granular exposure
results over the long term	mitigation	• High % of loans secured and
	• Avoid “trendy” lending and control	guaranteed
	exposure in “hot” markets	• No concentrations, except SFR RE
• Traditional, non-exotic products

BB&T’s Long Term Lending Strategy

(continued)

Strategy	Execution	Portfolio Results
• Everyone in lending process is	• CCO involved in transaction	• No surprises (“we know what’s
accountable	approvals, problem loans and	going into the portfolio”)
	approves charge-offs > $100k	• Conservative transactions
• Lenders “own the loan”
• Concurring co-approval (2
signatures)

• One company	• Shared culture, objectives and	• Balanced quality, profitability and
	incentives for credit and sales	growth
• Consistent training, lending tools
and systems

• Improve financial security of clients	• Don’t do if you don’t understand it	• Increased customer willingness and
	or can’t define client benefit	ability to pay
• Lower losses (frequency and
severity)

What’s Not in the Portfolio

• Loans in high risk geographies outside		• Exotic products
our footprint		–	No Option ARMS, negative amortization,
–	No exposure to CA, NV, AZ (sand states),		reverse mortgages
	rust belt, or Northeast	–	Limited low doc (risk layered) mortgages,

• Loans generated through high risk			sub-prime mortgages
business models		–	No CDS
		–	No leveraged finance
–	No “stand alone” national products exposure	–	No large condo, other CRE projects
–	No 3rd party/broker channel exposures in
	home equity, CRE	–	No large PUDs
		–	No fully underwritten syndicated loans (best
• Re-intermediation risk			efforts only)
–	No SIVs, other off balance sheet portfolios	–	No covenant lite or enterprise value
–	No “hung loans” from originate-to-distribute		corporate loans
capital markets structured product
	businesses, e.g., RMBS, CMBS, CDO/CDO[2]	• Large counterparty exposures
		–	No large ones; limits very similar to
• Risky securities valuation marks			Commercial segment
–	Investment portfolio used for liquidity &
interest rate risk management, not leverage

     BB&T Lending Group Unique Structure and Functions

BB&T Lending Group
Branch Based Lending Segments
Other Lending Segments
Loan Services
Special Assets
Corporate Credit Risk Mgmt
Business Lending
Direct Retail Lending
Mortgage Lending
Bankcard Services
Specialized Lending Group
Sales Finance (Auto Finance)

LG roles and responsibilities broader than credit policy/risk administration functions at other banks

- **Portfolio Management**
  - Analytics, limits, capital rates, ALLL
- **Credit Product Management**
  - Strategy, policy, product design & support, pricing
- **Process Management**
  - Design, training
- **Transaction Management**
  - Origination (underwriting, approval)
- **Operations Management**
  - Servicing, loan systems
- **Problem Loan Management**
  - Workouts, collection and recovery, asset management

Fully Integrated Risk Management Lending Group + Banking Network

Centralized Corporate Risk Model ⟷ **Fully Decentralized Regional Model**

BB&T's fully integrated model combines the best of typical bank models

- Combines strengths, mitigates weaknesses of both models
- LG structure integrates LOB silos
- LG + Regional risk managers provide consistency & closeness to customers
- Shared objectives, incentives and compensation integrate LG with Sales
- Strategies & portfolio monitoring centralized in LG; execution in the banking network

Centralized Corporate Risk Model

Strengths

- Strategy and policy development
- Consistency (culture, training, tools, systems)
- Transaction control (same people see all credits)
- Total portfolio view (vs. silos)

Issues

- Difficult to scale
- Remote (not close to customer)

Fully Decentralized Regional Model

Strengths

- Close to customer
- Encourages ownership, accountability and initiative
- Strategy, structure, process customized/aligned with business needs

Issues

- Silo'ed
- Susceptible to growth bias
- Opaque; sum of all the parts may not make sense

BB&T Lending Process

BB&T Lending Process

BB&T Lending Process

BB&T Lending Process

Credit Strategy
Origination
Credit Operations
Loan Monitoring & Servicing
Independent Review
Loss Mitigation
Portfolio Management
Transaction Management Elements
Portfolio Management Elements
Execution

Transaction Management Elements

Origination

- Risk and return joined at the hip
- Risk-based pricing discipline
- Individual accountability, shared responsibility for results

Credit Operations

- Centralized, low cost
- Award winning quality

Monitoring & Servicing

- Custom behavioral scoring (inside view)
- BEACON refreshes (outside view)

Independent Review

- Tiered review committees
- Credit Review & Internal Audit
- CCO Post Mortem Process

Loss Mitigation

- Centralized collections, BK, Foreclosure & ORE
- Behavioral scoring
- Problem Loan Management for > $1MM; workout, not quick charge-off
- **Added loss mitigation units in Home Equity and Mortgage and dedicated Commercial ORE unit**

Leverage Legacy Process with Analytics

Mortgage Segmentation Analysis
Credit Risk Data Mart
Bad Rate by Scoreband

NPV Analysis

- **Managing Data**
  - Capturing high value data elements in dimensional repository
- **Mining Data**
  - Creating performance differentiated segments (e.g., low vs. high charge-off rate, low vs. high pre-pay rate)
  - Identifying loan attributes with predictive power
- **Scoring Loans**
  - Account origination
  - Account management (behavioral)
- **Analyzing Portfolio Dynamics**
  - Measuring migration rates (e.g., roll, cure, charge-off, pre-pay)
  - Estimating term structure (e.g., loss curves)
  - Analyzing effect of external & internal factors (unemployment, HPI, credit score, LTV) on term structure
- **Valuing Loans**
  - Assessing risk adjusted return based on the discounted value of future cash flows

Leverage Legacy Process with Analytics

Results = Superior Performance

Differentiated Strategy
Differentiated Structure
Differentiated Process
Intense Focus on Execution

Results

- Consistent, predictable long term performance
- Increased Economic Profit from balanced quality, profitability and growth
- Superior management of BB&T credit products and services
- Total portfolio risk maintained at level consistent with BB&T target debt rating (AA)

Peer Comparisons

Nonperforming Assets / Total Loans

BB&T versus Peers
(Year ended December 31)

Net Charge -Offs / Average Loans

BB&T versus Peers
(Year ended December 31)

Total Loan Yield

BB&T versus Peers
(Year ended December 31)

Risk Adjusted Yield

Total Loan Growth
(Average Loan Balances)

BB&T versus Peers
(Year ended December 31)
20.0%
15.0%
10.0%
5.0%
0.0%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
7.9%
12.0%
12.4%
10.6%
10.9%
11.1%
9.2%
13.8%
14.3%
8.2%
10.9%
10.9%
7.8%
6.3%
10.8%
11.7%
8.6%
7.0%
5.3%
2.1%
8.8%
9.4%
15.2%
8.3%
8.8%
8.2%
BBT
National Peers

National Peers: CMA, FITB, HBAN, KEY, MTB, MI, PNC, BPOP, RF, STI, USB, (UB), (NCC), ZION

*( ) No longer reporting as of 12.31.08

Portfolio Review

Total Portfolio: Geographic Mix

BB&T Footprint

BB&T Total Portfolio = $98,669MM*

DC 3%
FL 8%
GA 11%
KY 4%
MD 5%
NC 27%
SC 8%
TN 3%
VA 16%
WV 3%
Other 12%

Strengths

- Growing economies; good business climate
- Population growth/in-migration

Challenges

- Real estate intensive

Strengths

- Core holding up pretty well so far
- Loans are in-footprint

Challenges

- FL, ATL, DC Metro housing markets

* As of 12/31/2008

Total Portfolio: Product & Channel Mix

Total Portfolio: Granularity & Limits

Relationship TCE Limits as % of House Limit

Risk Grade	Non Real Estate	Real Estate
1	100%	50%
2	70%	35%
3	45%	22.5%
4	25%	12.5%
5	12.5%	6.25%

- **TCE limits conservative relative to BB&T's size & capital**
- **Additional limits for individual loan/project within TCE limit**
- **Portfolio limits for CRE by property type and project type**
- **In combination, limits produce very granular portfolio vs. peers (confirmed by rating agency study)**

Cumulative Distribution by Loan Size
100%
80%
60%
40%
20%
0%
Percent of All Loans
$0
$100
$200
$300
$400
$500
$600
$700
Average Loan Size ($Thousands)
98% of Loans < $220,000

Top 10 Relationship Exposures* (Top 10 < 1% of Total Balance)

Rank	Industry	Grade	$Balance	$Comm
1	H Care	1A	$151	$151
2	Retail	2B	$111	$170
3	NonProfit	2B	$100	$100
4	Retail	2B	$96	$105
5	Utility	1A	$90	$115
6	Beverage	2A	$90	$100
7	Services	1A	$89	$175
8	Fin Serv	2B	$88	$90
9	Retail	2A	$82	$158
10	CRE	2B	$73	$154

* In $ millions; as of 12/31/2008

Total Portfolio Quality, Profitability and
 Growth

12/31/2008 Total Portfolio Scorecard

	4Q08		2008		2007
	$Amt	%	$Amt	%	$Amt	%
Average Loans	$97,224	100%	$95,195	100.00%	$87,952	100%
Growth	$1,281	5.34%	$7,243	8.24%	$8,639	10.89%
Charge-offs	$314	1.29%	$851	0.89%	$338	0.38%

EOP Loans	$98,669	100%	$98,669	100%	$91,686	100%
30-89 DPD	$2,047	2.07%	$2,047	2.07%	$1,354	1.48%
90+ Still Accruing	$431	0.44%	$431	0.44%	$223	0.24%
Non-accruing	$1,413	1.43%	$1,413	1.43%	$502	0.55%
ORE	$617	0.63%	$617	0.63%	$194	0.21%
NPA	$2,030	2.04%	$2,030	2.04%	$696	0.76%

Yield		6.09%		6.35%		7.67%
Risk Adjusted Yield		4.80%		5.46%		7.29%

Total Portfolio: Flight to Quality & Production

Non-Real Estate Dashboards

C&I

12.08 C&I ($30,962MM)

Industry
Services 20%
RE-Owner Occupied 15%
Retail 12%
Manufacturing 10%
Med/Healthcare 10%
Wholesale 7%
Other 6%
Nonprofit/Relig. 6%
Finan & Ins 5%
Trans/Utilities 4%
Agri/Mining 4%

Geography
NC 31%
VA 15%
SC 8%
GA 13%
FL 5%
WV 4%
MD/DC 9%
Other 15%

Relationship Size
$0 - $1MM 24%
$1MM - $5MM 26%
$5MM - $15MM 18%
$15MM - $30MM 10%
$30MM+ 22%

QPG* Scorecard:

($ in millions)

	4Q08		2008		2007	
	$Amt	%	$Amt	%	$Amt	%
Average Loans	$ 30,084	100%	$ 28,387	100%	$ 24,606	100%
Growth	$ 1,130	15.61%	$ 3,781	15.28%	$ 2,087	9.27%
Charge-offs	$ 47	0.62%	$ 101	0.36%	$ 40	0.16%
EOP Loans	$ 30,962	100%	$ 30,962	100%	$ 26,376	100%
30-89 DPD	$ 237	0.77%	$ 237	0.77%	$ 100	0.38%
90+ Still Accruing	$ 27	0.09%	$ 27	0.09%	$ -	0.00%
Non-accruing	$ 234	0.76%	$ 234	0.76%	$ 124	0.47%
Yield		5.62%		6.01%		8.03%
Risk Adjusted Yield		5.00%		5.65%		7.87%

*QPG = Quality, Profitability, Growth

**Gross Charge-offs as a Percentage of Average Loans

Challenges and Insights:

- Focus and attention on diversifying Commercial portfolio via increased C&I lending
- C&I businesses related to the housing industry showing strain as economy worsens, though overall quality holding up well
- Annual growth of 15.3%; strong growth continued in 4Q08
- Very granular portfolio with average note size of $287 thousand
- Capitalizing on in-market mergers, challenged competitors and credit market disruption
- Growing small Commercial and lower Middle Market, while guarding against adverse selection
- Solid growth in Corporate segment; however, multi-bank loans are only 3.3% of Total Portfolio

Sales Finance

12.08 Sales Finance ($6,354MM)

Product Mix

Marine
3%
RV
5%
Wholesale
6%
New Auto
43%
Used Auto
43%

Geography

MD/DC
8%
Other
13%
NC
27%
WV
7%
SC
8%
FL
8%
GA
8%
VA
20%

30+ Past Due and Losses

3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
30+ Past Due %
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Loss %
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
30+ DPD%
Annualized NCO %

QPG* Scorecard:

($ in millions)

	4Q08			2008			2007		
		$Amt	%		$Amt	%		$Amt	%
Average Loans	$	6,352	100%	$	6,216	100%	$	5,903	100%
Growth	$	60	3.82%	$	313	5.31%	$	518	9.62%
Charge-offs	$	17	1.07%	$	52	0.84%	$	23	0.40%
EOP Loans	$	6,354	100%	$	6,354	100%	$	6,021	100%
30-89 DPD	$	146	2.30%	$	146	2.30%	$	105	1.74%
90+ Still Accruing	$	26	0.41%	$	26	0.41%	$	17	0.28%
Non-accruing	$	7	0.11%	$	7	0.11%	$	5	0.08%
Repossessions	$	18	0.28%	$	18	0.28%	$	14	0.23%
NPA	$	24	0.38%	$	24	0.38%	$	19	0.32%
Yield			6.61%			6.62%			6.66%
Risk Adjusted Yield			5.54%			5.78%			6.26%

*QPG = Quality, Profitability, Growth

Challenges and Insights:

- Prime based auto finance originated in footprint
- Weak economy and increasing unemployment have contributed to increased past dues and default rates
- Losses are being affected by increased frequency and higher loss severity due to lower recapture rates (Mannheim Index lowest since 1995 in 4Q)
- Have tightened underwriting standards
- Increased collection efforts
- Gaining market share as other lenders withdraw from footprint
- Strong FICO scores; average portfolio score 724
- Minimal Dealer Inventory Finance $363mm

BankCard Services

12.08 BankCard Services ($1,777MM)

Product Mix

Const Credit 13%
Comm 19%
Retail 67%

Geography

MD/DC 6%
Other 8%
WV 5%
FL 4%
GA 8%
VA 20%
SC 11%
NC 38%

Retail BankCard Losses

8%
7%
6%
5%
4%
3%
2%
1%
0%
Loss %
1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08
BB&T
Industry

QPG* Scorecard:

($ in millions)	4Q08			2008			2007		
	$Amt		%	$Amt		%	$Amt		%
Average Loans	$	1,737	100%	$	1,664	100%	$	1,460	100%
Growth	$	49	11.61%	$	204	13.97%	$	129	9.69%
Charge-offs	$	20	4.61%	$	68	4.09%	$	35	2.40%
EOP Loans	$	1,777	100%	$	1,777	100%	$	1,618	100%
30-89 DPD	$	34	1.91%	$	34	1.91%	$	24	1.48%
90+ Still Accruing	$	23	1.29%	$	23	1.29%	$	15	0.93%
Non-accruing			0.00%	$	-	0.00%			0.00%
Yield			10.49%			10.95%			12.97%
Risk Adjusted Yield			5.88%			6.86%			10.57%

*QPG = Quality, Profitability, Growth

Challenges and Insights:

- Primarily originated through the Banking Network and positioned as a relationship product
- Long-term clients driven by relationship strategy
- Over 80% of cardholders have other BB&T bank services
- Average time on books is 72 months
- Past dues and losses have increased but compare favorably to national trends
- Increased emphasis on line management
- Strong FICO scores; 70% of portfolio > 720; new accounts average >745
- Utilization rates stable at 15.5%
- Highest losses centered in FL, GA to real estate related clients

Specialized Lending Group

12.08 Specialized Lending Group ($6,165MM)

Lending Businesses

- AFCO/CAFO/Prime Rate – insurance premium finance
- Equipment Finance – commercial equipment leasing & loans
- Grandbridge Real Estate Capital – permanent commercial real estate lending & servicing
- Lendmark Financial Services – consumer finance
- Regional Acceptance Corporation – indirect auto finance
- Sheffield Financial LLC – small ticket equipment financing to consumers & small businesses

Geography

NC
10%
SC
3%
VA
5%
GA
9%
FL
9%
WV
1%
MD/DC
6%
Other
57%

Collateral

Vehicles
40%
Unsec'd & Consumer Goods
33%
Real Estate
8%
Equipment
19%

QPG* Scorecard:

($ in millions)	4Q08		2008		2007	
	$Amt	%	$Amt	%	$Amt	%
Average Loans	$ 5,852	100%	$ 5,599	100%	$ 5,154	100%
Growth	$ 101	7.02%	$ 445	8.63%	$ 1,909	58.83%
Charge-offs	$ 71	4.85%	$ 232	4.14%	$ 163	3.17%
EOP Loans	$ 6,165	100.00%	$ 6,165	100.00%	$ 5,296	100.00%
30-89 DPD	$ 313	5.07%	$ 313	5.07%	$ 243	4.59%
90+ Still Accruing	$ 14	0.22%	$ 14	0.22%	$ 8	0.16%
Non-accruing	$ 97	1.57%	$ 97	1.57%	$ 62	1.17%
ORE	$ 68	1.10%	$ 68	1.10%	$ 41	0.77%
NPA	$ 165	2.67%	$ 165	2.67%	$ 103	1.94%
Yield		12.47%		12.78%		13.27%
Risk Adjusted Yield		7.58%		8.62%		10.10%

*QPG = Quality, Profitability, Growth

Challenges and Insights:

- Blend of Prime and Non-Prime businesses provide credit diversification with very attractive returns
- Prime businesses = 51%; Non-Prime = 49%
- SLG consumer portfolios exhibit highly seasonal behavior – 4Q peak in delinquencies and losses every year
- Weak economy and increasing unemployment causing stress on consumer based portfolios
- Declining asset values causing higher loss severity
- Exiting higher risk, underperforming geographic markets at RAC and Lendmark
- More intense early stage collections
- Tightening underwriting standards
- Will grow Equipment Finance with new senior management team
- RAC (approximately 2% of loans) – improving quality of originations but economic conditions causing moderately higher loss frequencies and severities; remains a profitable line of business

Real Estate Segment Dashboards

Direct Retail Lending

12.08 Direct Retail Lending Dashboard ($15,454MM)

Product Mix

Other 6%
HELOC - 1st Lien 9%
HELOC - 2nd Lien 27%
RE - 1st Lien 45%
RE - 2nd Lien 13%

Geography

NC 36%
SC 10%
VA 22%
GA 8%
FL 5%
WV 6%
MD/DC 6%
Other 7%

30+ Past Due and Losses

Past Due %
Loss %
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08
30+ DPD%
Annualized NCO %

QPG* Scorecard:

($ in millions)

	4Q08		2008		2007	
	$Amt	%	$Amt	%	$Amt	%
Average Loans	$ 15,501	100%	$ 15,580	100%	$ 15,471	100%
Growth	$ (94)	-2.41%	$ 109	0.70%	$ 567	3.80%
Charge-offs	$ 46	1.19%	$ 144	0.92%	$ 59	0.38%
EOP Loans	$ 15,454	100%	$ 15,454	100%	$ 15,691	100%
30-89 DPD	$ 270	1.75%	$ 270	1.75%	$ 192	1.22%
90+ Still Accruing	$ 117	0.76%	$ 117	0.76%	$ 58	0.37%
Non-accruing	$ 89	0.58%	$ 89	0.58%	$ 43	0.27%
Yield		6.11%		6.47%		7.36%
Risk Adjusted Yield		4.92%		5.55%		6.98%

*QPG = Quality, Profitability, Growth

Challenges and Insights:

- Lines and Term Loans originated by Banking Network
- Portfolio stress due to weak economy, increasing unemployment and HPI decline
- Majority of problems from high LTV seconds behind non-BB&T firsts in FL, ATL, Metro DC
- Tightened underwriting standards in 3Q08
- Approval of higher risk loan centralized
- Added loss mitigation unit 4Q08
- Average FICO score 738
- Average LTV of 67%
- Average utilization of HELOCs 41%
- Growth challenged by soft demand

Mortgage Lending

12.08 Mortgage Lending ($18,434MM)

Product Mix

Sub-Prime
4%
CP
9%
Alt A
18%
Prime
69%

Geography

MD/DC
11%
Other
11%
NC
24%
WV
2%
SC
9%
FL
14%
GA
9%
VA
20%

GCO and Non-Accruals

0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
Gross Charge-offs %
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Non-Accruals %
0.57%
2.22%
1.47%
1.09%
0.23%
0.71%
0.14%
0.12%
4Q07
1Q08
2Q08
3Q08
4Q08
Gross Charge-offs (%)
Non-Accruals (%)

QPG* Scorecard:

($ in millions)

	4Q08			2008			2007		
	$Amt		%	$Amt		%	$Amt		%
Average Loans	$	18,352	100%	$	18,577	100%	$	17,489	100%
Growth	$	(133)	-2.88%	$	1,088	6.22%	$	2,007	12.96%
Charge-offs	$	44	0.96%	$	95	0.51%	$	10	0.06%
EOP Loans	$	18,434	100.00%	$	18,434	100.00%	$	18,190	100.00%
30-89 DPD	$	690	3.74%	$	690	3.74%	$	506	2.78%
90+ Still Accruing	$	165	0.90%	$	165	0.90%	$	85	0.47%
Non-accruing	$	375	2.03%	$	375	2.03%	$	119	0.65%
ORE	$	66	0.36%	$	66	0.36%	$	25	0.14%
NPA	$	441	2.39%	$	441	2.39%	$	144	0.79%
Yield			5.96%			6.00%			5.99%
Risk Adjusted Yield			5.00%			5.49%			5.93%

*QPG = Quality, Profitability, Growth

$ include Mortgage Warehoused Loans

Challenges and Insights:

- Past dues and losses have increased significantly over the past year
- Problems are primarily centered in FL, ATL and Metro DC
- Problems are highest in the High LTV, Low Doc, 2005-2007 vintages
- Large HPI declines have resulted in more negative equity loans and increasing loss frequency and severity
- Tightened underwriting guidelines to comply with updated investor and mortgage insurance company guidelines
- Eliminated Alt-A lending
- Loss mitigation unit staffed 3Q08
- Application volume up due to lower rates; conforming and FHA/VA is almost all of new production

CRE Other

12.08 CRE Other ($11,537MM)

Product Mix

Comm Constr 24%
Comm Land / Dev 23%
Perm IPP 53%

Geography

MD/DC 10%
Other 8%
WV 4%
NC 30%
FL 7%
GA 18%
SC 8%
VA 15%

IPP

S.F. Rental 22%
Office 22%
Hotel/Motel 18%
Multi-Family 12%
Warehouse/Lt. Ind. 11%
Retail 9%
Other 6%

QPG* Scorecard:

($ in millions)

	4Q08		2008		2007	
	$Amt	%	$Amt	%	$Amt	%
Average Loans	$ 11,192	100%	$ 10,770	100%	$ 9,226	100%
Growth	$ 484	18.08%	$ 1,544	16.74%	$ 548	6.31%
Charge-offs	$ 20	0.69%	$ 29	0.25%	$ 7	0.07%
EOP Loans	$ 11,537	100%	$ 11,537	100%	$ 9,769	100%
30-89 DPD	$ 79	0.68%	$ 79	0.68%	$ 52	0.53%
90+ Still Accruing	$ 15	0.13%	$ 15	0.13%	$ 10	0.10%
Non-accruing	$ 111	0.97%	$ 111	0.97%	$ 36	0.37%
Yield		4.68%		4.98%		7.33%
Risk Adjusted Yield		3.99%		4.73%		7.26%

*QPG = Quality, Profitability, Growth

**Gross Charge-offs as a Percentage of Outstandings

Challenges and Insights:

- $25mm CRE project limit effectively prohibits large projects such as high rise offices, high rise hospitality and power retail centers
- Overall quality holding up well; however, some deterioration in 2008
- Opportunity to pick higher quality loans as CMBS market has dried up and competitors have exited the market
- Caution taken in this segment as IPP tends to lag family residential slowdown
- Tighter underwriting standards imposed mid-year 2008; additional restrictions 1Q09
- Very granular portfolio; average loan size $515 thousand

SFR ADC

12.08 SFR ADC ($7,981MM)

Product Mix

Condo
7%
Bldr/
Constr
36%
Land/
Land
Dev
57%

Geography

MD/DC
4%
WV
2%
Other
6%
FL
11%
NC
37%
GA
17%
SC
8%
VA
15%

Outstandings and Non-Accruals

$9,000
$8,800
$8,600
$8,400
$8,200
$8,000
$7,800
$7,600
$7,400
Outstandings ($ in Millions)
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Non-Accrual (%)
$8,725
$8,768
$8,611
$8,328
$7,981
1.3%
2.8%
4.1%
5.0%
6.3%
4Q07
1Q08
2Q08
3Q08
4Q08
Outstandings ($ in Millions)
Non-Accrual (%)

QPG* Scorecard:

($ in millions)

	4Q08		2008		2007	
	$Amt	%	$Amt	%	$Amt	%
Average Loans	$ 8,154	100%	$ 8,422	100%	$ 8,643	100%
Growth	$ (316)	-14.92%	$ (221)	-2.56%	$ 874	11.25%
Charge-offs	$ 56	2.81%	$ 146	1.83%	$ 18	0.21%
EOP Loans	$ 7,981	100%	$ 7,981	100%	$ 8,725	100%
30-89 DPD	$ 278	3.48%	$ 278	3.48%	$ 132	1.51%
90+ Still Accruing	$ 44	0.55%	$ 44	0.55%	$ 30	0.34%
Non-accruing	$ 500	6.27%	$ 500	6.27%	$ 113	1.30%
Yield		4.10%		4.40%		7.53%
Risk Adjusted Yield		1.29%		2.57%		7.32%

*QPG = Quality, Profitability, Growth

**Gross Charge-offs as a Percentage of Outstandings

Challenges and Insights:

- SFR has been a core business for 30+ years
- Local clients, in-market relationship strategy, strong equity and personal guarantee requirements
- Very granular portfolio – average loan size $449 thousand; average client size $1.1 million
- Problems concentrated in FL, ATL, DC Metro and Coastal area of core states
- Excess inventory continues to drive home prices down
- Delinquencies, Non-Accruals and Losses have increased significantly over the past five quarters
- Began tightening underwriting standards in August 2005
- Outstandings reduced by $744 million since 12/31/2007
- Despite poor housing market, $700 million in paydowns from sales in 4Q
- Problems expected to continue at high levels for at least two more quarters

ORE

12.08 ORE ($529MM)

ORE Trend

$600
$500
$400
$300
$200
$100
$0
$ in millions
$139
$173
$226
$375
$529
12/31/2007
3/31/2008
6/30/2008
9/30/2008
12/31/2008

ORE by State

GA
49%
VA
18%
SC
5%
NC
12%
Other
5%
MD/DC
1%
WV
2%
FL
10%

ORE by Type

SFR
37%
Lots - Sub
22%
Lots - SF
Condo/TH
7%
Multi-Family
7%
Land
6%
Comm/Ind
5%
Comm Retail
4%
Lots - MF
2%
Other
2%
Comm Land
2%

Top 10 ORE

Property Type	Balance	Property Type	Balance
Multi-Family	$16,830	Mixed Use Development	$ 6,610
Multi-Family	13,329	Condo	5,964
Developed Lots & Land	7,561	Developed Lots	5,721
Developed Lots & Land	7,215	Undev'd Land	5,236
Land	7,200	Developed Land	4,490

$ 80,156

Challenges and Insights:

- ORE heavily centered in Single Family Residences and Land/Land Development
- Assets written down to realistic values when transferred to ORE
- Net Sales to Book Value of 93% in 2008
- ORE marked to market quarterly
- All Foreclosures and ORE managed centrally
- Aggressive strategies to reduce cycle time (e.g., Deed in Lieu, Friendly Foreclosure Short Sales, etc.)
- Bulk sales not realistic current option; investor discounts excessive due to market uncertainties
- Commercial ORE unit established 4Q08; led by senior BB&T manager; focus is quick resolution through traditional sales and alternative liquidation strategies (e.g., Bulk Sales, JV, etc.)

Outlook

Real Estate Loss Mitigation Initiatives

Intense effort to identify problems and accelerate resolution cycle

• CRE ADC		• Mortgage Lending
–	Progressive tightening beginning 3Q05	–	Eliminated low doc products
–	Special portfolio reviews to ensure	–	Tightened guidelines on standard products
conservative ratings on all loans
–	Added resources to Problem Loan Admin,	–	Centralized risk management of
construction to perm loans and completely
	placed in problem regions		restructured the product
–	Created new ORE group to manage disposal	–	Closed small (incipient) alternative
	of commercial properties and allow existing		mortgage business
ORE staff to focus on single family homes
		–	Added loss mitigation unit
–	Reduced CRE ADC outstandings $744MM	• Home Equity
for full year, including $177MM in stressed
	markets	–	Re-implemented and tightened existing
policies, especially LTV, loan size
• Other Commercial Real Estate		–	Curtailed 2nds behind other bank 1sts
–	Tightened retail, office, hospitality guidelines	–	Reduced authority of regions to
	in 2Q08		approve/book exceptions
–	Tightened again for 2009	–	Added loss mitigation unit
–	Special portfolio review begun 1Q09

Non-Real Estate Loss Mitigation Initiatives

Take advantage of market opportunity to enhance quality and returns

• All segments		• Specialized Lending Group
–	More assertive collection efforts	–	Reducing “book to look” ratio at Regional
–	Reinforcing adherence to existing policies		Acceptance (able to be more selective as
	and procedures		other lenders have pulled back from
–	Limiting, centralizing authority to approve		market)
	policy exceptions	–	Moving upstream to higher ticket, higher
quality leasing deals in Equipment Finance
• Sales Finance		–	Enhancing quality of book in premium
–	Lower LTV, shorter term		finance businesses
• Bankcard
–	Increased focus on line management
–	Reduced level of cash advances
• C&I, Governmental Finance
–	Scrutinizing new business for signs of
“adverse selection”
–	New business is high quality, fully priced for
risk

Allowance for Loan and Lease Losses

12.08 Allowance for Loan and Lease Losses ($1,574MM)

ALLL Build

1.70%
1.60%
1.50%
1.40%
1.30%
1.20%
1.10%
1.00%
1.10%
1.19%
1.33%
1.45%
1.62%
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008

ALLL/NCO

250%
200%
150%
100%
50%
0%
142%
145%
150%
163%
175%
206%
MI
FITB
RF
HBAN
KEY
BPOP
STI
CMA
ZION
*BBT
USB
MTB

ALLL/NPL

67%
84%
123%
146%
147%
HBAN
STI
MI
ZION
BPOP
CMA
MTB
*BBT
FITB
USB
KEY
RF

	FY2008*	As % of Loans
4Q07 ALLL	$ 1,004.5	1.10%
+ Provision	$ 1,423.0	1.55%
+ Adj for Purch ACQ, FX, Other	$ (1.9)	0.00%
- Charge-offs	$ (851.5)	-0.89%
= 4Q08 ALLL	$ 1,574.1	1.62%
Build in ALLL	$ 569.6	0.52%

*In millions. Does not include build of $22 in reserve for unfunded commitments.

Challenges and Insights:

- ALLL build of $570 million in 2008; further build almost certain in 1H09
- Raised ALLL by 52bps; driven by deteriorating migration rates & risk mix; expect continued deterioration in 1H09
- Reserves allocated to residential acquisition, development and construction loans = 7.7%
- Coverage ratios are appropriate
- ALLL/LHFI = 1.62%
- ALLL/NPL = 114%
- ALLL/NCO = 185% and still 126% even vs. seasonally high annualized 4Q NCO

Outlook for 2009

2009 forecast (financial plan baseline)
Continued deterioration in housing markets and overall economy through 1H09
Assumed deterioration rate = same as experienced in 2H08
NPL and NCO will increase, driven by increases from real estate segments
Continued ALLL build; provision expense > NCO; funded from earnings
ORE will go up; will resist “fire sales” to maximum extent possible
2H09 expectations: beyond 1H09, course of economy will be primary driver
Stress analysis
Baseline migration analysis suggests increase will be steady, but not explosive (absent unforeseen changes in migration rates/new external “shocks”)
Stress scenarios extend period of deterioration into 3Q09 and beyond, holding deterioration rate steady at 4Q08 level (which includes 4Q seasonal effects)
More pessimistic scenario than baseline; manageable outcome

Summary

Key Messages:

Risks are real, but so are opportunities

  Superior long term performance based on real differences

  Managing through the cycle; intense focus on loss mitigation and problem resolution

  Open for business (call Kelly) and making loans in segments where market conditions provide opportunities to book high quality, fully priced new loans

  Leveraging legacy lending strategy, structure and process strengths to continue to produce superior quality, profitability and growth

Q & A